Exhibit 23(a)

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 20, 1998, included in Anacomp, Inc.'s Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP
San Diego, California
December 1, 1999